SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  January 6, 1999




                       BANYAN STRATEGIC REALTY TRUST
          ------------------------------------------------------
          (Exact name of Registrant as specified in its charter)



  Massachusetts                 0-15465                    36-3375345
(State of or other         (Commission File              (I.R.S. Employer
 jurisdiction of                Number)                  Identification
 incorporation)                                              Number)



150 South Wacker Drive, Suite 2900, Chicago, IL               60606
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code   (312)553-9800



This document consists of 4 pages.
















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


ITEM 5.     OTHER INFORMATION

      On January 6, 1999, the Trust issued a Press Release, a copy of which is attached hereto as Exhibit (99.1) and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements.  Not applicable.

      (b)   Pro Forma Financial Information.  Not applicable.

      (c)   Exhibits

            EXHIBIT NUMBER         DESCRIPTION

            Exhibit (99.1)         Press Release dated January 6, 1999




















































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


                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 15, 1999            BANYAN STRATEGIC REALTY TRUST
                                         (Registrant)




                                   By:   JOEL L. TEGLIA
                                         ---------------------
                                         Joel L. Teglia
                                         Vice President,
                                         Chief Financial and
                                         Accounting Officer

















































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